Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes
Income Taxes

Note 9—Income Taxes

Pacific Drilling S.A., a holding company and Luxembourg resident, is subject to Luxembourg corporate income tax and municipal business tax at a combined rate of 26.0% for the year ended December 31, 2018, 27.1% for the year ended December 31, 2017, and 29.2% for the year ended December 31, 2016. Qualifying dividend income and capital gains on the sale of qualifying investments in subsidiaries are exempt from Luxembourg corporate income tax and municipal business tax. Consequently, the Company expects dividends from its subsidiaries and capital gains from sales of investments in its subsidiaries to be exempt from Luxembourg corporate income tax and municipal business tax.

Under the Plan, the Term Loan B, 2020 Notes, and 2017 Notes were cancelled and extinguished in exchange for common shares of Pacific Drilling S.A., resulting in cancellation of debt income (“CODI”) for Pacific Drilling S.A. of $863.1 million as calculated under Luxembourg accounting and tax principles. Article 52 of Luxembourg Income Tax Law generally provides for an exemption from income tax for CODI that remains after the utilization of net operating losses. As part of the Plan, certain intercompany debt was extinguished, resulting in bad debt losses for Pacific Drilling S.A., which together with its available net operating losses, is sufficient to fully offset CODI of Pacific Drilling S.A. that resulted from the Plan.

Income taxes have been provided based on the laws and rates in effect in the countries in which our operations are conducted or in which our subsidiaries are considered residents for income tax purposes. Our income tax expense or benefit arises from our mix of pretax earnings or losses, respectively, in the international tax jurisdictions in which we operate. Because the countries in which we operate have different statutory tax rates and tax regimes with respect to one another, there is no expected relationship between the provision for income taxes and our income or loss before income taxes.

Loss before income taxes consists of the following:

	Successor	Predecessor
	Period From	Period From
	November 20, 2018	January 1, 2018
	through	through	Years ended December 31,
	December 31, 2018	November 19, 2018	2017	2016
(in thousands)
Luxembourg	$(9,738)	$(500,317)	$349	$190,849
United States	3,558	(10,467)	1,301	3,855
Other jurisdictions	(28,073)	(1,646,401)	(513,953)	(209,754)
Loss before income taxes	$(34,253)	$(2,157,185)	$(512,303)	$(15,050)

The components of income tax (provision) benefit consist of the following:

	Successor	Predecessor
	Period From	Period From
	November 20, 2018	January 1, 2018
	through	through	Years ended December 31,
	December 31, 2018	November 19, 2018	2017	2016
(in thousands)
Current income tax benefit (expense):
Luxembourg	$292	$(866)	$(2,287)	$53
United States	(90)	(641)	(3,202)	(1,874)
Other foreign	60	(288)	35	(4,792)
Total current	$262	$(1,795)	$(5,454)	$(6,613)
Deferred tax benefit (expense):
Luxembourg	$6,454	$6,924	$321	$(2,893)
United States	(15)	(1,902)	(6,145)	(448)
Other foreign	68	(919)	(1,585)	(12,153)
Total deferred	$6,507	$4,103	$(7,409)	$(15,494)
Income tax expense	$6,769	$2,308	$(12,863)	$(22,107)

A reconciliation between the Luxembourg statutory rate of 26.0% for the year ended December 31, 2018, 27.1% for the year ended December 31, 2017 and 29.2% for the year ended December 31, 2016 and our effective tax rate is as follows:

	Successor	Predecessor
	Period From	Period From
	November 20, 2018	January 1, 2018
	through	through	Years ended December 31,
	December 31, 2018	November 19, 2018	2017	2016
Statutory rate	26.0%	26.0%	27.1%	29.2%
Effect of tax rates different from the Luxembourg statutory tax rate	(25.3)%	(18.7)%	(19.2)%	(13.2)%
Change in valuation allowance	18.7%	(4.3)%	(8.0)%	(85.1)%
Changes in unrecognized tax benefits	(1.0)%	(0.2)%	(0.8)%	(75.9)%
Equity based compensation shortfall	—%	(0.1)%	(1.2)%	(7.0)%
Change in enacted statutory tax rates	—%	—%	(0.5)%	—%
Adjustments related to prior years	1.3%	—%	0.1%	5.1%
Fresh start accounting	—%	(2.6)%	—%	—%
Effective tax rate	19.7%	0.1%	(2.5)%	(146.9)%

The components of deferred tax assets and liabilities consist of the following:

	Successor	Predecessor
	December 31, 2018	December 31, 2017
(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$549,107	$52,568
Depreciation and amortization	188,161	35,873
Accrued payroll expenses	2,307	4,595
Deferred revenue	42	2,189
Other	307	1,119
Deferred tax assets	739,924	96,344
Less: valuation allowance	(701,727)	(86,495)
Total deferred tax assets	$38,197	$9,849

Deferred tax liabilities:
Depreciation and amortization	$(22,134)	$(6,505)
Deferred expenses	—	(1,459)
Other	(5)	(88)
Total deferred tax liabilities	$(22,139)	$(8,052)

Net deferred tax assets	$16,058	$1,797

As of December 31, 2018 and 2017, the Company had gross deferred tax assets of $549.1 million and $52.6 million, respectively, related to loss carry forwards in various worldwide tax jurisdictions. The majority of the loss carry forwards are in Luxembourg and have a related gross deferred tax asset of $504.2 million that expires in 2034. The remaining loss carry forwards have no expiration.

A valuation allowance for deferred tax assets is established when it is more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2018 and 2017, the valuation allowance for deferred tax assets was $701.7 million and $86.5 million, respectively.

We consider the earnings of certain of our subsidiaries to be indefinitely reinvested. Accordingly, we have not provided for taxes on these unremitted earnings. Should we make distributions from the unremitted earnings of these subsidiaries, we would be subject to taxes payable in certain jurisdictions. As of December 31, 2018, the amount of indefinitely reinvested earnings was approximately $20.0 million, and if all of these indefinitely reinvested earnings were distributed, we would be subject to estimated taxes of approximately $1.0 million.

We recognize tax benefits from an uncertain tax position only if it is more likely than not that the position will be sustained upon examination by taxing authorities based on the technical merits of the position. The amount recognized is the largest benefit that we believe has greater than a 50% likelihood of being realized upon settlement. As of December 31, 2018, we had $42.5 million of unrecognized tax benefits which were included in other long-term liabilities on our consolidated balance sheets and would impact our consolidated effective tax rate if realized. To the extent we have income tax receivable balances available to utilize against amounts payable for unrecognized tax benefits, we have presented such receivable balances as a reduction to other long-term liabilities on our consolidated balance sheets. A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the Successor period in 2018 and for the Predecessor periods in 2018 and 2017 is as follows:

	Successor	Predecessor
	Period From	Period From
	November 20, 2018	January 1, 2018
	through	through	Year Ended
	December 31, 2018	November 19, 2018	December 31, 2017
(in thousands)
Balance, beginning of period	$41,831	$38,860	$34,027
Increases in unrecognized tax benefits as a result of tax positions taken during current year	626	2,971	4,833
Balance, end of period	$42,457	$41,831	$38,860

As of December 31, 2018 and 2017, we have no accrued interest and penalties related to uncertain tax positions on our balance sheet as such payments would not be required by law.

The Company is subject to taxation in various U.S., foreign, and state jurisdictions in which it conducts business. Tax years as early as 2011 remain subject to examination. As of December 31, 2018, the Company has ongoing tax audits in Nigeria and Brazil.